UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OF Delaware In Re. Appgate, Inc. Debtor(s) § § § § Case No. 24-10956 Lead Case No. 24-10956 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 05/31/2024 Petition Date: 05/06/2024 Months Pending: 1 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Printed Name of Responsible Party Date Address /s/ Patrick J. Reilley Signature of Responsible Party 06/21/2024 Patrick J. Reilley 500 Delaware Ave, Suite 1410, Wilmington DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 1 of 18

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Debtor's Name Appgate, Inc. Case No. 24-10956

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$0	
b.	Total receipts (net of transfers between accounts)	$0	$0
c.	Total disbursements (net of transfers between accounts)	$0	$0
d.	Cash balance end of month (a+b-c)	$0	
e.	Disbursements made by third party for the benefit of the estate	$0	$0
f.	Total disbursements for quarterly fee calculation (c+e)	$0	$0

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$8,521,280
b.	Accounts receivable over 90 days outstanding (net of allowance)	$373,618
c.	Inventory (Book ◉ Market ◯ Other ◯ (attach explanation))	$0
d	Total current assets	$28,172,205
e.	Total assets	$125,543,158
f.	Postpetition payables (excluding taxes)	$709,619
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$709,619
k.	Prepetition secured debt	$169,400,000
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$134,987,904
n.	Total liabilities (debt) (j+k+l+m)	$305,097,524
o.	Ending equity/net worth (e-n)	$-179,554,366

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$3,945,896	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$1,382,202	
c.	Gross profit (a-b)	$2,563,694	
d.	Selling expenses	$1,641,569	
e.	General and administrative expenses	$3,097,152	
f.	Other expenses	$980,122	
g.	Depreciation and/or amortization (not included in 4b)	$372,488	
h.	Interest	$2,228,973	
i.	Taxes (local, state, and federal)	$1,834	
j.	Reorganization items	$0	
k.	Profit (loss)	$-5,758,444	$-5,758,444

UST Form 11-MOR (12/01/2021) 2

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Debtor's Name Appgate, Inc. Case No. 24-10956

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*						
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UST Form 11-MOR (12/01/2021) 3

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Debtor's Name Appgate, Inc. Case No. 24-10956

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UST Form 11-MOR (12/01/2021) 4

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Appgate, Inc. Case No. 24-10956 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 5 of 18

Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 6 of 18

Debtor's Name Appgate, Inc. Case No. 24-10956

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UST Form 11-MOR (12/01/2021) 6

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Debtor's Name Appgate, Inc. Case No. 24-10956

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UST Form 11-MOR (12/01/2021) 7

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Debtor's Name Appgate, Inc. Case No. 24-10956

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c.	All professional fees and expenses (debtor & committees)						

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$750	$750
c.	Postpetition employer payroll taxes accrued	$13,578	$13,578
d.	Postpetition employer payroll taxes paid	$202,259	$202,259
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)		Yes ◯ No ◉
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)		Yes ◯ No ◉
c.	Were any payments made to or on behalf of insiders?		Yes ◯ No ◉
d.	Are you current on postpetition tax return filings?		Yes ◉ No ◯
e.	Are you current on postpetition estimated tax payments?		Yes ◉ No ◯
f.	Were all trust fund taxes remitted on a current basis?		Yes ◉ No ◯
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)		Yes ◉ No ◯
h.	Were all payments made to or on behalf of professionals approved by the court?		Yes ◯ No ◯ N/A ◉
i.	Do you have:	Worker's compensation insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
		Casualty/property insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
		General liability insurance?	Yes ◉ No ◯
		If yes, are your premiums current?	Yes ◉ No ◯ N/A ◯ (if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?		Yes ◉ No ◯
k.	Has a disclosure statement been filed with the court?		Yes ◉ No ◯
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?		Yes ◉ No ◯

UST Form 11-MOR (12/01/2021) 8

Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 9 of 18

Debtor's Name Appgate, Inc. Case No. 24-10956

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ *Rene Rodriguez*	Rene Rodriguez
Signature of Responsible Party	Printed Name of Responsible Party
Chief Financial Officer	06/21/2024
Title	Date

UST Form 11-MOR (12/01/2021) 9

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Debtor's Name Appgate, Inc. Case No. 24-10956

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UST Form 11-MOR (12/01/2021) 10

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Appgate, Inc. Case No. 24-10956 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 11 of 18

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Appgate, Inc. Case No. 24-10956 PageFour PageThree Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 12 of 18

Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 13 of 18

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re:	)	Chapter 11
APPGATE, INC., et al.,[1]	)	Case No. 24-10956 (CTG)
Debtors.	)	(Jointly Administered)

DISCLOSURE AND ACCOUNTING NOTES
REGARDING DEBTORS' MONTHLY OPERATING REPORTS

On May 6, 2024 (the "Petition Date"), Appgate, Inc. and certain of its subsidiaries in the above-captioned cases (collectively, the "Debtors"), each commenced with the United States Bankruptcy Court District of Delaware (the "Bankruptcy Court") a voluntary case under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code").

The Debtors are authorized to continue operating their businesses as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. On May 8, 2024, the Bankruptcy Court entered an order authorizing the joint administration of these cases pursuant to Rule 1015(b) of the Federal Rules of Bankruptcy Procedure [Docket No. 54].

The Debtors are filing this monthly operating report (the "MOR") solely for purposes of complying with the monthly operating reporting requirements of the Debtors' chapter 11 cases. The financial information contained herein is unaudited, limited in scope and, as such, has not been subjected to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Company[2] historically prepared consolidated unaudited monthly financial statements, which included all of the Debtors and their affiliated non-Debtor entities. The financial information contained herein is presented per the Debtors' books and records without, among other things, all adjustments or reclassification that may be necessary or typical with respect to consolidating financial statements or in accordance with U.S. GAAP. Because the Debtors'

---

1 The Debtors in these chapter 11 cases, along with the last four digits of each Debtor's federal tax identification number, are: Appgate, Inc. (7231); Appgate Cybersecurity, Inc. (5215); Cryptzone Worldwide, Inc. (3539); Cryptzone International Holdings Inc. (6133); Cryptzone North America Inc. (6777); Immunity, Inc. (3955); Immunity Federal Services, LLC (9722); Immunity Products, LLC (9570); Immunity Services, LLC (9647); Easy Solutions Enterprises Corp. (1954); Catbird Networks, Inc. (6028); and Easy Solutions, Inc. (0401). The location of the Debtors' service address is: 2 Alhambra Plaza, Suite PH–1–B, Coral Gables, Florida 33134.

2 A detailed description of the Debtors and their businesses, including the facts and circumstances giving rise to the Debtors' chapter 11 cases, is set forth in the Declaration of Rene Rodriguez, Chief Financial Officer of Appgate, Inc., in Support of Chapter 11 Petitions and First Day Motions [Docket No. 25] (the "First Day Declaration"), filed on the Petition Date. Capitalized terms used but not defined in this MOR have the meanings ascribed to them later in this MOR or the First Day Declaration, as applicable.

accounting systems, policies, and practices were developed to produce consolidated financial statements, rather than financial statements by legal entity, the Debtors are presenting the monthly, consolidated financial statements under the Appgate, Inc. Debtor entity. Prepetition and postpetition balances of uncompromised liabilities, as well as any activity reported for partial month of May, are estimates given that the Debtors do not have processes in place to close their books and records during the middle of the month. This MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtors or their affiliates, as the results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. Subsequent information or discovery may result in material changes to this MOR, and errors or omissions may exist. This MOR has been developed to the best of the Debtors’ knowledge and ability. Notwithstanding any such discovery, new information or errors or omissions, the Debtors do not undertake any obligation or commitment to update this MOR. Unless otherwise noted herein, (a) this MOR generally reflects the Debtors’ books and records and financial activity occurring during the applicable reporting period and (b) no adjustments have been made for activity occurring after the close of the reporting period. The following notes, statements, and limitations should be referred to, and referenced in connection with, any review of this MOR. Notes to Part 1: • Part 1 of each Debtor’s MOR reflects the applicable Debtor’s cash receipts and disbursements on a non-consolidated basis during the MOR period. • Cash disbursements made to certain international non-Debtor subsidiaries have been included in Part 1(c). • Net cash activity, including receipts and disbursements, between Debtor entities have been excluded from Part 1. A reconciliation from ending cash as reported in Part 1 to bank cash has been included in the supplementary Statement of Cash Receipts and Disbursements. Notes to Part 2: • Part 2 of each Debtor’s MOR reflects consolidated asset and liability information, which includes amounts for both Debtor and non-Debtor entities. To this end, the Debtors are presenting all consolidated assets and liabilities under the Appgate, Inc. parent entity and do not attempt to allocate amounts for specific Debtor or non-Debtor entities. • Because the Company’s books and records are maintained on a consolidated basis in the ordinary course of business, totals in Part 2 do not reflect any intercompany receivables and payables. Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 14 of 18

• Secured and unsecured debt may have multiple Debtor issuers. In these cases, the corresponding liabilities are only presented on a single Debtor entity, which is consistent with the Company’s books and records. Notes to Part 3: • None. Notes to Part 4: • Part 4 of the Debtors’ MOR reflects consolidated income statement information, which includes amounts for both Debtor and non-Debtor entities. To this end, the Debtors are presenting consolidated income statement information under the Appgate, Inc. parent entity and do not attempt to allocate amounts for specific Debtor or non-Debtor entities. • Because the Company’s books and records are maintained on a consolidated basis in the ordinary course of business, totals in Part 4 do not reflect any intercompany sales or intercompany cost of goods sold. Notes to Part 5: • None. The Debtors are authorized to pay retained professionals in accordance with the Final Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing and (B) Utilize Cash Collateral, (II) Granting Liens and Superpriority Administrative Expense Claims, (III) Granting Adequate Protection, (IV) Modifying the Automatic Stay, and (V) Granting Related Relief [Docket No. 126] and as set forth in the Order (I) Approving the Disclosure Statement for, and Confirming, the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and Its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code and (II) Granting Related Relief [Docket No. 159]. Note to Part 6: • None Notes to Part 7: • Pursuant to the relief granted in connection with orders related to the First Day Motions, the Debtors have made payments on certain prepetition debts in the ordinary course. • Payments made on behalf of insiders include only regular salary and compensation to the Debtors’ CEO, CFO, General Counsel, and/or independent directors. Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 15 of 18

Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 16 of 18

Appgate, Inc., et al.
Statement of Cash Receipts and Disbursements
May 2024

	Appgate, Inc.	Appgate Cybersecurity, Inc.	Catbird Networks, Inc.	Cryptzone North America, Inc.	Cryptzone Worldwide, Inc.	Easy Solutions Enterprises Corp.	Easy Solutions, Inc.	Immunity Federal Services, LLC	Immunity, Inc.	Immunity Services, LLC	Immunity Products, LLC	Consolidated
Net Cash Receipts												
Customer Receipts	$ -	$ 3,418,198	$ -	$ -	$ -	$ -	$ 36,846	$ 1,987	$ -	$ -	$ -	$ 3,457,031
Bank Interest and Other Receipts	-	5,679	-	-	-	-	-	-	25	-	-	5,704
Net Cash Receipts	**$ -**	**$ 3,423,877**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 36,846**	**$ 1,987**	**$ 25**	**$ -**	**$ -**	**$ 3,462,735**
Operating Disbursements												
Payroll and Employee Related	$ -	$ 1,411,224	$ -	$ -	$ -	$ -	$ -	$ 120,683	$ 47,243	$ -	$ -	$ 1,579,150
IT Infrastructure	-	1,124,956	-	-	-	-	500	-	-	-	-	1,125,456
Sales and Marketing	-	277,813	-	-	-	-	-	-	-	-	-	277,813
General and Administrative	-	234,433	-	-	-	-	-	-	-	-	-	234,433
Rent and Utilities	-	6,898	-	-	-	-	-	-	-	-	-	6,898
Ordinary Course Professionals	-	-	-	-	-	-	-	-	-	-	-	-
Taxes and Insurance	-	423,133	-	-	-	-	-	-	-	-	-	423,133
FX and Bank Fees	-	7,243	35	35	35	70	251	53	342	35	35	8,134
Contractors	-	242,300	-	-	-	-	-	-	-	-	-	242,300
Credit Card	-	158,110	-	-	-	-	-	-	-	-	-	158,110
Transfers to Non-Debtor Subsidiaries	-	1,310,500	-	-	-	-	-	-	-	-	-	1,310,500
Total Operating Disbursements	**$ -**	**$ 5,196,610**	**$ 35**	**$ 35**	**$ 35**	**$ 70**	**$ 751**	**$ 120,736**	**$ 47,585**	**$ 35**	**$ 35**	**$ 5,365,927**
Operating Cash Flow	**$ -**	**$ (1,772,733)**	**$ (35)**	**$ (35)**	**$ (35)**	**$ (70)**	**$ 36,095**	**$ (118,749)**	**$ (47,560)**	**$ (35)**	**$ (35)**	**$ (1,903,192)**
Restructuring Costs												
Debtor Professionals	$ -	$ 1,536,139	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,536,139
Lender Professionals	-	1,183,502	-	-	-	-	-	-	-	-	-	1,183,502
Claims / Noticing Agent	-	25,000	-	-	-	-	-	-	-	-	-	25,000
Independent Directors	-	-	-	-	-	-	-	-	-	-	-	-
Other Non-Operating Disbursements												
Employee Incentives	-	-	-	-	-	-	-	-	-	-	-	-
D&O Payments	-	-	-	-	-	-	-	-	-	-	-	-
Stub Rent	-	-	-	-	-	-	-	-	-	-	-	-
Trustee Fees	-	-	-	-	-	-	-	-	-	-	-	-
Total Restructuring Costs	**$ -**	**$ 2,744,641**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 2,744,641**
Total Disbursements	**$ -**	**$ 7,941,251**	**$ 35**	**$ 35**	**$ 35**	**$ 70**	**$ 751**	**$ 120,736**	**$ 47,585**	**$ 35**	**$ 35**	**$ 8,110,568**
Beginning Cash	$ -	$ 5,449,930	$ 3,617	$ 4,091	$ 4,091	$ 8,199	$ 10,882	$ 11,352	$ 17,841	$ 6,273	$ 3,277	$ 5,519,552
(+/-) Net Cash Flow	-	(4,517,374)	(35)	(35)	(35)	(70)	36,095	(118,749)	(47,560)	(35)	(35)	(4,647,833)
(+/-) DIP Draw / (Repayment)	-	8,000,000	-	-	-	-	-	-	-	-	-	8,000,000
(+/-) Inter-Debtor Bank Transfers	-	(130,454)	-	-	-	-	(36,846)	120,000	47,300	-	-	0
Ending Cash	**$ -**	**$ 8,802,101**	**$ 3,582**	**$ 4,056**	**$ 4,056**	**$ 8,129**	**$ 10,132**	**$ 12,603**	**$ 17,580**	**$ 6,238**	**$ 3,242**	**$ 8,871,719**
Memo: Total Receipts (Net Cash Receipts + DIP Draw)	*$ -*	*$ 11,423,877*	*$ -*	*$ -*	*$ -*	*$ -*	*$ 36,846*	*$ 1,987*	*$ 25*	*$ -*	*$ -*	*$ 11,462,735*
MOR Part 1(d) Reconciliation												
Ending Cash per Part 1(d)	$ -	$ 8,932,555	$ 3,582	$ 4,056	$ 4,056	$ 8,129	$ 46,977	$ (107,397)	$ (29,720)	$ 6,238	$ 3,242	$ 8,871,719
(+/-) Inter-Debtor Bank Transfers	-	(130,454)	-	-	-	-	(36,846)	120,000	47,300	-	-	0
Ending Cash per Bank	$ -	$ 8,802,101	$ 3,582	$ 4,056	$ 4,056	$ 8,129	$ 10,132	$ 12,603	$ 17,580	$ 6,238	$ 3,242	$ 8,871,719

Appgate, Inc. et. al Consolidated P&L For the Period May 6 through May 31, 2024 ($ actual) Appgate, Inc. (consolidated) Revenue 3,945,896$ Cost of revenue, exclusive of amortization 1,143,258$ Amortization expense 238,944 Total cost of revenue 1,382,202$ Gross Profit 2,563,694$ Operating expenses Sales and marketing 1,641,569$ Research and development 959,248 General and administrative 3,097,152 Depreciation and amortization 372,488 Total operating expenses 6,070,457$ Loss From Operations (3,506,762) Interest expense, net (2,228,973) Other expenses, net (20,875) Loss from operations before income taxes (5,756,610)$ Income Tax Expense (1,834) Net Income (loss) (5,758,444)$ Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 17 of 18

Appgate, Inc. et. al Consolidated Balance Sheet As of May 31, 2024 ($ actual) Appgate, Inc. (consolidated) Assets: Current assets: Cash and cash equivalents 10,541,379$ Restricted cash 20,922 Accounts receivable, net of allowance 8,521,280 Contract assets 926,526 Deferred contract acquisition costs, current 1,632,186 Prepaid and other current assets 6,529,912 Total current assets 28,172,205$ Property and equipment, net 708,397$ Operating lease right-of-use assets 997,602 Contract assets, noncurrent 4,982,420 Deferred contract acquisition costs, noncurrent 2,404,380 Goodwill 71,604,315 Intangible assets, net 15,199,492 Deferred income taxes 1,343,696 Other assets 130,652 Total Assets 125,543,158$ Liabilities and stockholder's equity: Current liabilities: Accounts payable 3,138,505$ Accrued expenses 6,770,157 Operating lease liabilities, current 579,316 Deferred revenue, current 7,775,042 Total current liabilities 18,263,019$ Deferred revenue, noncurrent 770,930$ Operating lease liabilities, noncurrent 569,425 Debt purchase options 25,995,000 Embedded derivative liability 85,935,000 Accrued interest on long-term debt 11,869,582 Convertible senior notes, net 104,902,540 Convertible notes to related party, net 6,827,609 Revolving credit facility to related party, net 49,964,419 Total liabilities 305,097,523$ Stockholders' deficit Preferred stock, $0.001 par value per share; 1,000,000 shares authorized; no shares issued and outstanding -$ Common stock, $0.001 par value per share; 270,000,000 shares authorized; 131,793,660 shares issued and outstanding 131,795 Additional paid-in capital 524,280,904 Accumulated other comprehensive loss (3,558,051) Accumulated deficit (700,409,013) Total Shareholders Equity (179,554,366)$ Total liabilities and stockholder's equity 125,543,158$ Case 24-10956-CTG Doc 162 Filed 06/21/24 Page 18 of 18